UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FBL Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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FBL Financial Group Announces Adjournment of Special Meeting of Shareholders to May 21

WEST DES MOINES, Iowa – April 29, 2021 – FBL Financial Group, Inc. (NYSE: FFG) (“FBL Financial Group” or “the Company”) today convened and then adjourned the Special Meeting of Shareholders of the Company (the “Special Meeting”) to approve, among other things, the proposal to adopt the definitive agreement (the “Merger Agreement”) pursuant to which Farm Bureau Property & Casualty Insurance Company (“FBPCIC”) would acquire all of the outstanding shares of FBL Financial Group Class A and Class B common stock, excluding shares owned by FBPCIC and the Iowa Farm Bureau Federation (“IFBF”), for $56.00 per share in cash. Following a vote by shareholders in favor of the proposal to adjourn the Special Meeting to solicit additional proxies, the Special Meeting was adjourned to May 21, 2021 at 10:00 a.m. Central Time at the Company’s headquarters at 5400 University Avenue, West Des Moines, Iowa 50266.

The approval of the Merger Agreement requires, among other things, the affirmative vote of holders of at least a majority of all outstanding common shares held by all of the holders of outstanding common shares excluding IFBF and its affiliates, FBPCIC and its affiliates, and the directors and officers of IFBF and FBPCIC and their affiliates (the “Unaffiliated Shareholder Vote”). Based on a preliminary assessment of votes received by the Company’s proxy solicitor, the Unaffiliated Shareholder Vote had not been obtained as of April 29, 2021. Accordingly, the Special Meeting is being adjourned to provide the Company with additional time to solicit proxies from its shareholders to obtain the Unaffiliated Shareholder Vote.

The members of the Special Committee of the FBL Financial Group Board of Directors recommend that their fellow shareholders vote “FOR” the proposed transaction on the WHITE proxy card.

The record date for the adjourned Special Meeting remains March 11, 2021. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

If shareholders have questions about how to vote their shares, they should immediately contact the Company’s proxy solicitor, Okapi Partners, at (877) 629-6357 or at info@okapipartners.com.

About FBL Financial Group

FBL Financial Group is a holding company with the purpose to protect livelihoods and futures. Operating under the consumer brand name Farm Bureau Financial Services, its affiliates offer a broad range of life insurance, annuity and investment products distributed by multiline exclusive Farm Bureau agents. Helping complete the financial services offering, advisors offer wealth management and financial planning services. In addition, FBL Financial Group manages all aspects of two Farm Bureau affiliated property-casualty insurance companies for a management fee. Headquartered in West Des Moines, Iowa, FBL Financial Group is traded on the New York Stock Exchange under the symbol FFG. For more information, please visit www.fblfinancial.com and www.fbfs.com.

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Additional Information and Where to Find It

In connection with the proposed transaction, FBL Financial Group has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A and a Schedule 13e-3 Transaction Statement, and may file other documents with the SEC regarding the proposed transaction. This press release is not a substitute for the definitive proxy statement or any other document that FBL Financial Group may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL GROUP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the definitive proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents filed with the SEC by FBL Financial Group through the web site maintained by the SEC at www.sec.gov or by contacting the individuals listed below.

Forward-Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; the impact of the COVID-19 pandemic and any future pandemics and the impact and results of the contested solicitation by Capital Returns Management, LLC. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the SEC, including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this press release speak only as of the date of this press release and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

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Contacts

FBL Financial Group:

Media:

Bryan Locke and Lindsay Molk

Sard Verbinnen & Co

FBLFinancial-SVC@sardverb.com

Investors:

Kathleen Till Stange

Vice President Corporate & Investor Relations

Kathleen.TillStange@FBLFinancial.com

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